EXECUTION COPY
Exhibit 10.18(d)

AMENDMENT N° 4 TO LETTER OF AGREEMENT DCT-026/2003

This Amendment No. 4 to Letter of Agreement DCT-026/2003, dated as of October 17, 2007 (“Amendment 4”) relates to Letter Agreement DCT-026/2003 between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Letter Agreement”). This Amendment 4 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment 4 sets forth the further agreement between Embraer and Buyer relative to [***] among other things. All capitalized terms used in this Amendment 4 and not defined herein, shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 4, the Letter Agreement, the terms of this Amendment 4 shall control.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	[***]
______________
[***]

Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment N° 4 to the LOA DCT-026/2003	Page 1 of 4

EXECUTION COPY
Exhibit 10.18(d)

AMENDMENT N° 4 TO LETTER OF AGREEMENT DCT-026/2003

[***]
2.	[***] Representative

A new bullet shall be inserted in the Attachment B to the Purchase Agreement just after the third bullet of Article 2.3.2 a. as follows:

•	[***]

3.	[***]
______________
[***]

Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment N° 4 to the LOA DCT-026/2003	Page 2 of 4

EXECUTION COPY
Exhibit 10.18(d)

AMENDMENT N° 4 TO LETTER OF AGREEMENT DCT-026/2003

[***]

All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 4, shall remain in full force and effect without any change.

[Signature page follows]

______________
[***]

Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment N° 4 to the LOA DCT-026/2003	Page 3 of 4

EXECUTION COPY
Exhibit 10.18(d)

AMENDMENT N° 4 TO LETTER OF AGREEMENT DCT-026/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 4 to the Letter Agreement to be effective as of the date first written above.

Embraer - Empresa Brasileira de Aeronáutica S.A.		JetBlue Airways Corporation
By:	/s/ Antonio Luiz Pizarro Manso	By:	/s/ Mark D. Powers
Name:	Antonio Luiz Pizarro Manso	Name:	Mark D. Powers
Title:	Executive Vice President Corporate & CEO	Title:	Vice President Aircraft Programs and Treasurer

By:	/s/ José Luís D. Molina
Name:	José Luís D. Molina
Title:	Vice President Contracts Airline Market

Date:	October 17, 2007	Date:	October 17, 2007
Place:	São José Dos Campos, SP	Place:	Forest Hills, NY USA

Witness:	/s/ Erika L. Natali	Witness:	/s/ Adam L. Schless
Name:	Erika Lulai Natali	Name:	Adam L. Schless

Amendment N° 4 to the LOA DCT-026/2003	Page 4 of 4